Exhibit 99.1

Resideo Announces Filing of Form 10 Registration Statement for Planned Spin-Off of ADI Global Distribution

Names ADI and Resideo Leadership Teams and Boards of Directors

Investor Days Scheduled for Mid-July to Provide Details on Resideo and ADI’s Go-Forward Business and Value Creation Strategies

Spin-Off on Track for Completion Between Mid-Third Quarter and Mid-Fourth Quarter 2026

SCOTTSDALE, Ariz., May 11, 2026 — Resideo Technologies, Inc. (NYSE: REZI) (“Resideo” or the “Company”), a leading global manufacturer, developer, and distributor of technology-driven sensing and controls products and solutions for residential and commercial end-markets, today provided an update on its planned spin-off of its ADI Global Distribution business (“ADI”), including:

●	Filing of the Form 10 registration statement (the “Form 10”) with the U.S. Securities and Exchange Commission (“SEC”), a copy of which is available on the SEC website as well as Resideo’s Investor Relations website;

●	Announcing ADI’s leadership team and Board of Directors;

●	Announcing Resideo’s leadership team and Board of Directors;

●	Timing for Resideo and ADI Investor Day events in mid-July 2026; and

●	Expected timing for completion of the spin-off between mid-third quarter and mid-fourth quarter of 2026.

“Today’s filing reflects the tremendous progress we have made to launch two industry-leading companies, each extremely well positioned to better serve customers and unlock shareholder value,” said Jay Geldmacher, President and CEO of Resideo. “ADI’s new leadership team and Board are a highly skilled and diverse group of individuals who will bring deep knowledge of ADI, cross-sector expertise and proven leadership that will help shape ADI’s future. Similarly, we have a strong bench of talent at Resideo that will remain in place and lead the company forward following the separation.”

Highlights from Form 10, ADI Leadership Team and Board of Directors

The Form 10 highlights how ADI will:

●	Leverage its preeminent platform position as a global specialty distributor of professionally installed low-voltage products servicing the commercial and residential markets through a leading omnichannel go-to-market platform.

●	Deliver on its distinct value proposition with over 500,000 products from more than 1,000 suppliers, curated through disciplined category management and reinforced by long-standing relationships with top suppliers and premier integrators, high product availability and superior technical sales support.

●	Drive sustained profitable growth and disciplined capital allocation to fund high-return investments and enable a balanced capital allocation approach that will initially be focused on deleveraging.

●	Expand upon its strong financial foundation. In fiscal year 2025, ADI on a carveout basis generated revenue of approximately $4.8 billion, $261 million net loss, $318 million in Adjusted EBITDA, 22.3% gross margin profit, 5.5% net loss margin, and 6.6% Adjusted EBITDA margin.[1]

The ADI leadership team will include the following individuals:

●	Robert Aarnes, President and Chief Executive Officer. Mr. Aarnes has served as President of ADI at Resideo since 2018.

●	Michael Carlet, Chief Financial Officer. Mr. Carlet has served as the Chief Financial Officer of Resideo since 2024 and previously served as the Chief Financial Officer of Snap One, which was acquired by Resideo in 2024.

●	Marco Cardazzi, Chief Merchandising Officer. Mr. Cardazzi has been with ADI since 2011 and currently serves as Chief Merchandising Officer and previously served as Chief Marketing Officer, Vice President of Global Marketing and held various leadership roles across merchandising, marketing, category management and products.

●	Alicia Copeland, Chief Operating Officer. Ms. Copeland has been with ADI since 2016, currently serving as Chief Operating Officer and previously as Chief Commercial Officer, Chief Transformation Officer, and Vice President of Global Operations.

●	Jeannine Lane, General Counsel, Corporate Secretary and Chief Compliance Officer. Ms. Lane has served as the General Counsel and Corporate Secretary of Resideo since 2018 and previously held various senior positions within Honeywell’s legal department.

●	James Olender, Chief Information Officer. Mr. Olender joined ADI in 2026 as Chief Information Officer and previously held various executive roles within GE, including as Chief Information Officer of GE Vernova’s Wind Segment, among others.

●	Nicole Stevens, Chief Accounting Officer. Ms. Stevens joined ADI in 2026 as Senior Vice President of Accounting, and previously served as SVP Financial Reporting at Amwins, Vice President of Financial Reporting at Snap One (prior to Resideo’s acquisition) and at EY.

The ADI Board will be comprised of the following individuals:

●	Michael Kaufmann will serve as Chairman. Mr. Kaufmann previously served in numerous executive positions at Cardinal Health, including Chief Executive Officer and Chief Financial Officer, among others. He is a seasoned board member and currently serves on the board of MSC Industrial Direct.

●	Robert Aarnes will serve as a director, in addition to his role as President and Chief Executive Officer of ADI.

●	William Galvin has over 35 years of experience as a senior executive and leader in the industrial distribution and supply chain services sector. Mr. Galvin was most recently President and CEO of Anixter International, a global distributor of network and security, electrical and electronic and utility power solutions. He currently serves on the boards of Integrated Power Services and Engineered & Industrial Solutions. Mr. Galvin is an operating advisor of CD&R.

[1]	This press release includes certain “non-GAAP financial measures” as defined under the Securities Exchange Act of 1934. See reconciliations of U.S. GAAP results to adjusted results in the accompanying tables.

●	Christine Gorjanc is a financial expert who has served as Chief Financial Officer for various companies, including Invitae, Arlo Technologies and NETGEAR. She has held numerous public company board director roles, including as Audit Committee Chair, and currently serves on the boards of Polestar Automotive and Forward Air Corporation.

●	Cynthia Hostetler has 26 years of leadership experience managing large investment funds (with significant global markets investments), guiding institutional investors and allocating capital resources for businesses. She is an experienced board member and currently serves on several mutual fund boards, including as trustee of Invesco Funds, director of TriLinc Global Impact Fund and board member of Investment Company Institute. Ms. Hostetler has served as a director on the Resideo board since 2020 and effective upon the spin-off, she will resign from the Resideo board.

●	Stephen O. LeClair has decades of experience within the specialty distribution industry, including senior executive roles across operations, manufacturing, finance and sales. Mr. LeClair served as Executive Chair and Chief Executive Officer of Core & Main and previously held senior operations roles at HD Supply Waterworks, HD Supply Lumber and Building Materials, HD Supply and within GE Equipment Services. Mr. LeClair currently serves on the boards of Dycom Industries and AAON.

●	Nathan Sleeper is the Chief Executive Officer of CD&R and chairs the investment firm’s executive committee and is a member of its investment, operating review and compliance committees. Mr. Sleeper has served on numerous public company boards and is currently a member of the Columbus McKinnon Corporation board. Mr. Sleeper has served as a director on the Resideo board since 2024 and effective upon the spin-off, he will resign from the Resideo board.

●	Brian Walker has extensive experience in the distribution sector and currently serves as Senior Vice President, Sales and Onsite Services of W.W. Grainger and previously held numerous leadership positions within its sales and supply chain functions.

Resideo Leadership Team and Board of Directors

The Resideo leadership team will include the following individuals:

●	Thomas Surran, President and Chief Executive Officer. Mr. Surran has served as President of Resideo’s Products and Solutions business since 2023.

●	Joshua Foster, Senior Vice President, General Counsel and Corporate Secretary. Mr. Foster has served as Deputy General Counsel for Resideo since 2018 and previously spent over a decade at Honeywell in various capacities within the legal division.

●	Scott Harkins, Senior Vice President of Sales and Marketing. Mr. Harkins has served as SVP of Resideo’s Global Sales since 2020 and previously spent over 20 years with Honeywell, including as Vice President of Partner Development for Honeywell Connected Home.

●	Amit Mehta, Senior Vice President of Strategy and Business Operations. Mr. Mehta has been with Resideo since 2019, and he will continue to lead strategy, corporate development and operational initiatives for Resideo.

●	Patrick Murray, Senior Vice President of Integrated Supply Chain and Information Technology. Mr. Murray has been Resideo’s Senior Vice President of Global Operations and Supply Chain since 2018.

●	Ryan Strassburg, Senior Vice President and General Manager of Global Climate Solutions. Mr. Strassburg currently serves as Vice President and General Manager of Resideo’s Global Climate Solutions business unit and previously held various leadership positions across Honeywell’s sales, product management, and marketing teams.

●	Scott Ziffra, Senior Vice President of Engineering. Mr. Ziffra has served as Resideo’s SVP of Engineering and Product Management since 2020.

●	Jeff Kutz, Senior Vice President and Chief Accounting Officer. Mr. Kutz will remain in his role as Resideo’s Chief Accounting Officer.

With the assistance of a leading search firm, the Resideo Board has an active search process underway to identify its new Chief Financial Officer.

Upon completion of the spin-off, the Resideo Board of Directors will comprise ten directors:

●	Cynthia Hostetler, Nathan Sleeper and Jay Geldmacher will resign from the Board.

●	Andrew Campelli, a partner at CD&R, will be appointed to the Board.

●	Andrew Teich will remain in his role as Chairman and all other current Resideo directors will continue as members of the Resideo Board.

●	Mr. Geldmacher’s retirement from Resideo will become effective upon completion of the separation, after which time, he will serve in an advisory capacity for six months.

●	Thomas Surran will be appointed as a director, in addition to his role as President and Chief Executive Officer.

Investor Days

Resideo and ADI will host separate investor days in mid-July in New York City. Members of the leadership teams will provide details on the businesses and outline their respective value creation strategies. Additional information, including dates, webcasts and registration, will be provided in the coming weeks.

Additional Information

Resideo expects the spin-off of ADI to be completed between mid-third quarter and mid-fourth quarter of 2026, subject to final approval from the Resideo Board and other customary conditions.

The planned spin-off of ADI is intended to be tax-free for Resideo and its stockholders for U.S. federal income tax purposes, except for cash that stockholders may receive (if any) in lieu of fractional shares. Consistent with the Form 10 process, the filing is an initial step in an iterative process and is subject to change. Additional information will be included in subsequent Form 10 filings. Future updates to the Form 10 will be filed with the SEC and may be viewed at www.sec.gov filings under ADI Global Distribution Inc.

ADI’s common stock is expected to be listed on the New York Stock Exchange under the ticker symbol “ADIG”.

About Resideo

Resideo is a leading global manufacturer, developer, and distributor of technology-driven sensing and controls products and solutions for residential and commercial end-markets. We are a leader in the home heating, ventilation, and air conditioning controls markets, smoke and carbon monoxide detection home safety and fire suppression products markets, and security products markets. Our solutions and services can be found in over 150 million residential and commercial spaces globally, with tens of millions of new devices sold annually. For more information about Resideo and our trusted, well-established brands including First Alert, Honeywell Home, BRK, Control4, and others, visit www.resideo.com.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, those regarding the anticipated separation of Resideo Technologies’ Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies, the expected timeline for completing the transaction, the strategic rationale and potential benefits of the separation, the anticipated financial and operational performance of each company following the separation, expected leadership transitions, future capital allocation priorities, growth initiatives, market positioning, and other future events or developments. Forward-looking statements are typically identified by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions, although not all forward-looking statements contain these words. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements are the possibility that the conditions to the separation may not be obtained or satisfied within the expected timeframe or at all; that the separation may not be completed on the anticipated terms or timing or may not occur at all; that the separation may not achieve the intended strategic, operational, or financial benefits for Resideo, its businesses, or its shareholders; that Resideo may experience operational or other disruptions as a result of the separation, including those relating to information technology systems, business processes, internal controls, customer and vendor relationships, and workforce alignment. Each separated company’s ability to succeed as an independent enterprise will depend on numerous factors, including the execution of their respective strategies and plans, access to capital markets, the competitive landscape, and general business and economic conditions. Other risks and uncertainties include, but are not limited to, (1) our ability to achieve our outlook regarding the full year 2026, (2) our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, (3) the ability of Resideo to drive increased customer value and financial returns and enhance strategic and operational capabilities, (4) risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, and (5) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025 and other periodic reports as well as risks described under the heading “Risk Factors” of the Form 10 filed with the SEC.

All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of the Company to differ materially from such forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release and we caution investors not to place undue reliance on any such forward-looking statements.

Non-GAAP Financial Measures and Pro Forma Information

This press release includes certain “non-GAAP financial measures” as defined under the Securities Exchange Act of 1934 and in accordance with Regulation G thereunder, including Adjusted EBITDA and Adjusted EBITDA margin, as well as certain pro forma standalone financial information for ADI. Management believes the use of such non-GAAP financial measures assists investors in understanding the ongoing operating performance of the Company by presenting financial results between periods on a more comparable basis. Such non-GAAP financial measures should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. Readers should also consider the limitations associated with these non-GAAP financial measures, including the potential lack of comparability of these measures from one company to another.

“Adjusted EBITDA” represents ADI’s net income before interest expense, income tax expense (benefit), depreciation and amortization, adjusted to exclude the effects of unique and/or non-cash items that are not closely associated with ongoing operations, and provides management and investors with meaningful measures of our performance that increase the period-to-period comparability by highlighting the results from ongoing operations and the underlying profitability factors. “Adjusted EBITDA margin” is calculated as Adjusted EBITDA as a percentage of revenue.

The standalone financial information presented for ADI in this press release has been derived from the consolidated financial statements and accounting records of Resideo and reflects certain assumptions and allocations. The pro forma standalone financial information includes all revenues and costs directly attributable to ADI, as well as allocations of certain corporate expenses. These allocations may not be reflective of the actual expenses that ADI would have incurred as an independent, publicly traded company or of the costs it will incur in the future. For additional information regarding the basis of presentation, please see the Form 10 filed with the SEC.

The following table provides a reconciliation of net (loss) income and net (loss) income margin, the most closely comparable GAAP financial measures, to Adjusted EBITDA and Adjusted EBITDA margin:

ADI’s Adjusted EBITDA and Adjusted EBITDA margin

2025
Net revenue	$4,784

Net (loss) income	$(261)
Net (loss) income margin	(5.5)%
Provision for income taxes	11
Income before taxes	(250)
Depreciation and amortization	115
Interest expense	50
Interest income	(8)
Indemnification Agreement expense (1)	364
Stock-based compensation expense (2)	24
Restructuring, impairment and extinguishment costs (3)	9
Transaction related expenses (4)	16
Other (5)	(2)
Adjusted EBITDA	$318
Adjusted EBITDA margin	6.6%

(1)	Consists of charges associated with the Indemnification Agreement that were allocated to the Combined Financial Statements. Refer to Note 10. Indemnification Agreement within the Combined Financial Statements for additional information.

(2)	Represents non-cash compensation expenses recognized for stock-based compensation arrangements.

(3)	Consists of non-recurring charges associated with restructuring initiatives as well as non-cash asset impairment charges and the allocation of debt extinguishment costs associated with third-party debt instruments.

(4)	Represents expenses incurred in 2025 for integration costs related to the Snap One Acquisition of $9 million and allocated transaction costs primarily related to third party vendors incurred due to the Spin-off of $7 million.

(5)	Represents amounts included in Other Expense reported on the Combined Statement of Operations.

Contacts:

Investors:

Christopher T. Lee

Global Head of Strategic Finance

investorrelations@resideo.com

Media:

Garrett Terry

Corporate Communications Manager

garrett.terry@resideo.com

or

Dan Moore, Jim Golden, Tali Epstein

Collected Strategies

Resideo-CS@collectedstrategies.com